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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Titan Exploration, Inc.

   We consent to the use of our audit reports incorporated herein by reference.


                                                                     KPMG LLP


Midland, Texas
November 1, 1999